UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 23, 2015

____________________________

SmooFi, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

333-193220 (Commission File Number)		46-3876675 (IRS Employer Identification No.)
1031 Calle Recodo, Suite B, San Clemente, CA 92673 (Address of Principal Executive Offices and zip code)

(949) 973-0684

(Registrant’s telephone
number, including area code)

_____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On April 24, 2015, Derek Cahill, the principal shareholder of SmooFi, Inc. (“we,” “our,” “us,” “our company,” “the Company,” “SMFI,” or the “Registrant”), consummated a stock purchase agreement which provided for the sale of 7,250,000 shares of common stock of the Company to Blue River Equity, LLC. The consideration paid for the shares, which represent 71.6% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $7,250. The source of the cash consideration for the shares was corporate funds of the Blue River Equity, LLC. There are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Brian Loiselle to Board of Directors

On April 28, 2015, the Company’s Board, pursuant to authority granted under the Company’s Bylaws, increased the size of the Company’s Board from one seat to two seats and nominated Brian Loiselle to fill the vacant seat on the Board. Mr. Loiselle was unanimous written consent of the Board. Mr. Loiselle shall receive no compensation as a board member.

Mr. Loiselle, 44, prior to joining Smoofi, founded LVC Investments, a property management company and Phuket Limited Partnership, owner -operators of adult care facilities. He currently has ownership in Eastwest Secured Developments, EastWest Realty and Vesta Insurance Group.  Mr. Loiselle was an equipment engineer for 5 years at Motorola Semiconductor research and development. Mr. Loiselle served six years in the United States Navy as a Search and Rescue Swimmer.  He earned a bachelor’s degree in Finance from Arizona State University and a Dual Masters in Business Administration and Management and Leadership. Brian also holds licenses:  Mortgage, Real Estate, Property and Casualty Insurance, as well as Life and Health Insurance.

Litigation

During the past ten years, Mr. Loiselle has not been the subject of the following events:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;
2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;
	i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company,
	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
4.		The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;
5.		Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.		Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.		Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
	i)	Any Federal or State securities or commodities law or regulation; or
	ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.		Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Principal Shareholders

The following table shows the ownership, as of the date of this report, of those persons owning beneficially 5% or more of the Company’s common stock and the number and percentage of outstanding shares owned by each of the Company’s directors and officers and by all officers and directors as a group.  Unless otherwise indicated, each owner has sole voting and investment power over their shares of common stock.

Name of Beneficial Owner(1)	Number of Shares(2)	Percentage of Outstanding Shares of Common Stock (2)

Blue River Equity, LLC(3)	7,250,000	71.6%
Sean Clarke	500,000	4.9%
John E. Donahue	-	0.0%
All officers and directors as a group (two persons)	500,000	4.9%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o SmooFi, Inc., 1031 Calle Recodo, Suite B, San Clemente, CA 92673
(2)	Applicable percentage ownership is based on 10,128,600 shares of common stock outstanding as of April 24, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of April 24, 2015. The percent of common stock owned is calculated using the sum of (A) the number of shares of common stock owned and (B) the number of warrants and options of the Beneficial Owner that are exercisable within 60 days, as the numerator, and the sum of (Y) the total number of shares of common stock outstanding (and the number of warrants and options of the Beneficial Owner that are exercisable within 60 days, as the denominator.
(3)	Blue River Equity, LLC is beneficially owned and controlled by DJ Martin.

There are no arrangements known to the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Section 8 - Other Events

Item 8.01 Other Events.

On April 23, 2015, Generex issued a press release announcing that it signed a non-binding letter-of-intent with the Registrant to license the Generex proprietary RapidMist™ drug delivery technologies for the delivery of medicinal and recreational cannabis derived products into the bloodstream through the buccal membrane. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 24, 2015, the Registrant issued a press release announcing that it signed a non-binding letter-of-intent with a licensed cultivator to provide turnkey operations and services to a 150,000 square foot licensed cultivation facility located in Pueblo, Colorado.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

99.1 Press Release dated April 23, 2015

99.2 Press Release dated April 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmooFi, Inc.

Date: April 28, 2015

By: /s/ Sean Clarke

Sean Clarke

CEO